Exhibit 10.2

RESIGNATION FROM

THE BOARD OF DIRECTORS

OF

CANNABICS PHARMACEUTICALS INC.

The following is a true copy of the resolution duly adopted by the Board of Directors of the Corporation at a special meeting, notice to this meeting having been waived, held on 29th January, 2018.

The Board of Directors who were present for this meeting & took active part therein were:

DR. EYAL BALLAN

ITAMAR BOROCHOV

EYAL BARAD

WHEREAS there has been presented to and considered by this meeting a Motion that I, ITAMAR BOROCHOV formally RESIGN and renounce all further corporate designation or affiliation with Cannabics Pharmaceuticals Inc., Cannabics, Inc., and Grin Ultra Ltd.

NOW THEREFORE BE IT RESOLVED that the corporation having considered this matter, has opened the floor to all those who voice a preference in the issue, has decided unanimously and RESOLVED that: I do hereby formally RESIGN, and sever any and all official ties, duties, obligations or liabilities regarding Cannabics Pharmaceuticals Inc. and, by affixing, my signature hereto, officially as my last corporate act, DO HEREBY RESIGN.

The Director and CEO of the corporation, by affixing his signature hereto, does hereby formally resign.

DATED: 29th January, 2018

/s/ Itamar Borochov

Itamar Borochov

Cannabics Pharmaceuticals Inc.